Flight Equipment Held For Operating Leases, Net	12 Months Ended
Dec. 31, 2013
Flight Equipment Held For Operating Leases, Net [Abstract]
Flight Equipment Held For Operating Leases, Net

5. Flight equipment held for operating leases, net

Movements in flight equipment held for operating leases during the periods presented were as follows:

	Year ended December 31,
	2011	2012	2013
Net book value at beginning of period	$8,061,260	$7,895,874	$7,261,899
Additions	882,625	1,116,808	1,825,937
Depreciation	(383,148)	(355,697)	(336,888)
Impairment (Note 22)	(23,323)	(12,625)	(25,616)
Disposals	(333,140)	(1,376,461)	(606,495)
Transfers to direct finance leases/flight equipment held for sale	(11,430)	(6,000)	(32,890)
Sale of AeroTurbine	(296,970)	-	-
Net book value at end of period	$7,895,874	$7,261,899	$8,085,947
Accumulated depreciation/impairment at December 31, 2011, 2012 and 2013	$(1,060,416)	$(992,528)	$(1,337,675)

At December 31, 2013,  232 out of our 236 owned aircraft and each of our seven owned engines were on lease under operating leases to 74 lessees in 42 countries. The four aircraft off-lease as of December 31, 2013 were subject to lease agreements at December 31, 2013. Two of these aircraft have been delivered since December 31, 2013 and the remaining two are scheduled for delivery in the first and second quarters of 2014. The geographic concentrations of leasing revenues are set out in Note 18.

Prepayments on flight equipment (including related capitalized interest) of $151,550, $78,149 and $43,099 have been applied against the purchase of aircraft during the years ended December 31, 2011, 2012 and 2013, respectively.

The following table indicates our contractual commitments for the prepayment and purchase of flight equipment in the periods indicated as of December 31, 2013, excluding any potential capitalized interest:

	2014	2015	2016	Thereafter	Total
Capital expenditures	$657,392	$281,907	$969,184	$947,291	$2,855,774
Pre-delivery payments	128,509	26,034	-	-	154,543
	$785,901	$307,941	$969,184	$947,291	$3,010,317

As of December 31, 2013, excluding five purchase rights, we expected to make capital expenditures related to 39 new aircraft on order in 2014 and thereafter, comprised of three A330 aircraft, five A320neo aircraft,  nine A350 aircraft, 15 Boeing 737 aircraft and seven Boeing 787 aircraft. As we implement our growth strategy, currently focused on the mid- to long-term, and expand our aircraft portfolio, we expect our capital expenditures to increase in the future. We anticipate that we will fund these capital expenditures through internally generated cash flows, draw downs on our committed revolving credit facilities, the incurrence of bank debt and capital market issuances.

Our current operating lease agreements expire up to and over the next  14 years. The contracted minimum future lease payments receivable from lessees for equipment on non-cancelable operating leases at December 31, 2013 are as follows:

Contracted minimum future lease receivables
2014	$ 931,801
2015	878,948
2016	772,706
2017	591,965
2018	526,397
Thereafter	1,643,197
$ 5,345,014

The titles to certain aircraft leased in the United States are held by a U.S. trust company as required by U.S. law. We are the beneficial owner of these aircraft and the aircraft are recorded under flight equipment held for operating lease on the consolidated balance sheets. The trust company is administered by a bank. The aircraft are segregated from the bank’s assets and will not be considered part of the bank’s bankruptcy estate in the event of a trustee bankruptcy.